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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - December 24, 2002
                                                         -----------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                     000-26068                  95-4405754
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
of Incorporation or Organization)     File Number)           Identification No.)



500 Newport Center Drive, Newport Beach, California                    92660
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(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (949) 480-8300
                                                           --------------


                   ------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 7.  EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  None



ITEM 9.  REGULATION FD DISCLOSURE.

         Effective December 24, 2002, Acacia Research Corporation's Acacia Research--CombiMatrix Common Stock will no longer be listed on the Nasdaq National Market and will instead be listed on the Nasdaq SmallCap Market. The Acacia Research--CombiMatrix Common Stock did not qualify for listing on the Nasdaq National Market because it did not meet the Nasdaq National Market's minimum closing bid price of $5.00 per share during its first week of trading.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ACACIA RESEARCH CORPORATION


Date:  December 24, 2002                 By:      /s/ Paul R. Ryan
                                            ------------------------------------
                                              Name:   Paul R. Ryan
                                              Title:  Chairman and Chief
                                                      Executive Officer




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